UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 26, 2005
(Date of earliest event reported)

Offshore Logistics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31617	72-0679819
(Commission File Number)	(IRS Employer
Identification No.)
224 Rue de Jean P.O. Box 5C
Lafayette, Louisiana	70505
(Address of Principal Executive Offices)	(Zip Code)

(337) 233-1221
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD.

        On July 26, 2005, Offshore Logistics, Inc. (the “Registrant”) issued a press release announcing that it is soliciting consents from all holders of its outstanding 6 1/8% Senior Notes due 2013 (the “Notes”) to extend until November 15, 2005 (or, at the election of the Company and upon the payment of an additional fee, until January 15, 2006) the period in which the Company must file and deliver its financial reports and related documents, and to waive certain past defaults under the indenture relating to the Company’s failure to timely file and deliver its Form 10-K for the fiscal year ended March 31, 2005. On June 16, 2005, the Company received notice from the trustee that it is in breach of the financial reporting covenants contained in the indenture, and stating that, unless the deficiency is remedied within 60 days, an event of default would occur under the indenture.

        The consent solicitation is scheduled to expire August 8, 2005, unless extended. Holders of Notes as of the record date who deliver their consent on or prior to 5:00 p.m. (EST) on August 8, 2005, unless extended, will be eligible to receive a consent payment of $2.50 per $1,000 principal amount of Notes validly consented. In addition, if the Company does not comply with the financial reporting covenants on or before November 15, 2005, the Company may elect to pay on or before the third business day following such date to each consenting holder an additional fee of $2.50 per $1,000 principal amount of Notes validly consented. If the Company elects to pay such fee, it would have until January 15, 2006 to comply with the financial reporting covenants and related compliance certificate and statement covenants in the indenture.

        This announcement is not an offer to purchase or sell, a solicitation of an offer to purchase or sell or a solicitation of consents with respect to any securities. The consent solicitation is being made solely pursuant to the Consent Solicitation Statement dated July 26, 2005.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated July 26, 2005,

Limitation on Incorporation by Reference.

        In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 7.01 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2005

OFFSHORE LOGISTICS, INC. (Registrant) /s/ Brian C. Voegele —————————————— Brian C. Voegele Chief Financial Officer, Senior Vice-President, Secretary and Treasurer